TRANSAMERICA IDEX MUTUAL FUNDS – Class I

Supplement dated August 26, 2005 to the Prospectus dated November 8, 2004

TA IDEX Transamerica Conservative High-Yield Bond

The following information supplements, amends and replaces the indicated disclosure in the Prospectus relating to TA IDEX Transamerica Conservative High-Yield Bond (the “Fund”):

All references to the Fund’s name are hereby changed to “TA IDEX Transamerica High-Yield Bond.” In addition, the third paragraph under the section entitled “Principal Strategies and Policies” on page 11 of the Prospectus is replaced by the following information:

These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. However, the fund will not invest more than 10% of its assets in securities rated CCC or below (when a security is rated by several rating agencies, it will be considered “CCC” or below if half or more of these rating agencies so rate the security) or, if unrated, determined by AUIM to be of comparable quality. If rated securities held by the fund are downgraded, AUIM will consider whether to continue to hold these securities.

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Investors Should Retain This Supplement For Future Use